UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14 (a) of the Securities Exchange
                                   Act of 1934

Filed  by  the  Registrant    [  X  ]
Filed  by  a  Party  other  than  the  Registrant   [   ]

Check  the  appropriate  box:

[    ]     Preliminary  Proxy  Statement          [   ]  Confidential for Use
                                                         of  the  Commission
[  x ]     Definitive  Proxy Statement                   Only (As Permitted by
                                                         by Rule 14a-6(e)(2))
[    ]     Definitive  Additional  Materials
[    ]     Soliciting  Material  Under  Rule
           14a-12

                           MERIDIAN USA HOLDINGS, INC.
                           ---------------------------
                (Name of Registrant as specified in its charter)


    (Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[  X  ]     No  fee  required.
[     ]     Fee computed on the table below per Exchange Act Rules 14a-6 (i) (1)
            and  0-11.

     1)  Title  of  each  class  of  securities  to  which  transaction applies:

     2)  Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed  maximum  aggregate  value  of  transaction:

     5)  Total  fee  paid:

[   ]     Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount  previously  paid:

     2)  Form,  Schedule  or  Registration  Statement  No.:

     3)  Filing  Party:

     4)  Date  Filed:



                           MERIDIAN USA HOLDINGS, INC.
                         1356 N.W. BOCA RATON BOULEVARD
                              BOCA RATON, FL 33432

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 30, 2001

     The Annual Meeting of Shareholders (the "Annual Meeting") of Meridian USA Holdings, Inc. (the "Company") will be held at the Sheraton Boca Raton Hotel, 2000 N.W. 19th Street, Boca Raton, Florida at 12:00 p.m., local time, on Thursday August 30, 2001, for the following purposes:

     1) To elect six (6) directors, each for a term of one year and until their respective successors are duly elected and qualified;

     2) To consider and act upon a proposal to ratify the Board of Directors' selection of Radin Glass & Co., LLP as independent auditors for the Company for the fiscal year ending December 31, 2001;

     3) To transact such other business as properly may come before the Annual Meeting or any postponement or adjournment or adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on July 20, 2001 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting. It is expected that this Notice of Annual Meeting of Shareholders and the accompanying proxy materials will be mailed or delivered to shareholders commencing on or about August 8, 2001.

     Regardless of whether you expect to attend the Annual Meeting in person, you are requested to complete, date and sign the enclosed proxy form and return it at your earliest convenience to the Company in the enclosed envelope. No postage need be affixed if the envelope is mailed in the United States. If you attend the meeting in person, you may revoke your proxy and vote your shares in person.

                              By  order  of  the  Board  of  Directors

                              /s/  Alan  Posner
                              Alan  Posner,  Secretary

August  1,  2001

PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND SIGN AND RETURN YOUR PROXY FORM PROMPTLY. YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                           MERIDIAN USA HOLDINGS, INC.
                         1356 N.W. BOCA RATON BOULEVARD
                              BOCA RATON, FL  33432

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors (the "Board of Directors") of Meridian USA Holdings, Inc., a Florida corporation (the "Company"), in connection with the annual meeting of the Company's shareholders to be held at the Sheraton Boca Raton Hotel, 2000 N.W. 19th Street, Boca Raton, Florida at 12:00 p.m., local time, on Thursday, August 30, 2001, or any postponement or adjournment or adjournments thereof (the "Annual Meeting"). The Company's executive offices are located at 1356 N.W. Boca Raton Boulevard, Boca Raton, Florida 33432. The Company's telephone number at that address is (561) 417-6800.

                               GENERAL INFORMATION

     The Company's common stock, par value $.001 per share (the "Common Stock") along with its Series II Convertible Preferred Stock, par value $.01 per share, are the only classes of securities that are entitled to vote at the Annual Meeting. The Board of Directors has fixed July 20, 2001 as the record date (the "Record Date") for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting. It is expected that this Proxy Statement, the attached Notice of Annual Meeting of Shareholders, the accompanying form of proxy and the Company's Annual Report for the fiscal year ended December 31, 2000 (the "Annual Report") will first be mailed or delivered to shareholders commencing on or about August 8, 2001.

     On July 20, 2001 there were 6,296,399 shares of Common Stock outstanding and 8,230 shares of Series II Convertible Preferred Stock outstanding.

     Each share of Common Stock entitles the holder to one vote on each matter to come before the Annual Meeting. The holder of each share of Series II Convertible Preferred Stock shall have the right to one vote for each share of common stock into which the holders' Series II Convertible Preferred Stock is convertible ("Series II Convertible Preferred Stock"). As of July 20, 2001, the Series II Convertible Preferred Stock was convertible into 4,971,723 shares of Common Stock, thus entitling the Series II Convertible Preferred stockholders to 4,971,723 votes on matters presented to stockholders.

     The Company's Certificate of Incorporation does not authorize cumulative voting. A quorum of the shareholders is required at the Annual Meeting for the shareholders to take action effectively with respect to the proposals described in this Proxy Statement or to transact effectively any other business at the Annual Meeting. A quorum of the shareholders will be present at the Annual Meeting if the holders of at least a majority of the outstanding shares of the Common Stock are present either in person or by proxy. Therefore, shareholders are urged to complete and return the enclosed proxy card whether or not they are planning to attend the Annual Meeting.

     If voting by proxy with respect to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to each other proposal that comes before the shareholders at the Annual Meeting, shareholders may vote FOR the proposal, vote AGAINST the proposal or ABSTAIN from voting with respect to the proposal. Assuming a quorum is present: (i) the affirmative vote by the holders of a plurality of the shares of Common Stock (including the shares of Common Stock into which the Series II Convertible Preferred Stock is convertible) represented at the Annual Meeting and entitled to vote will be required to act with respect to the election of directors; and (ii) the affirmative vote of a majority of the shares of Common Stock (including the shares of Common Stock into which the Series II Convertible Preferred Stock is convertible) represented at the Annual Meeting and entitled to vote will be required to act on all other proposals that come before the Annual Meeting. Abstentions and broker non-votes will be included in the determination of the number of shares of Common Stock present at the meeting for quorum purposes. Abstentions and broker non-votes will not be counted, however, in the tabulations of votes cast on proposals presented to shareholders.

     A proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained thereon. If no specific instructions are indicated on the proxy, (a) the shares represented thereby will be voted FOR: (i) the election of the persons nominated herein as directors; and (ii) the ratification of the Board of Directors' selection of Radin Glass & Co., LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and (b) the proxy will authorize the shares represented thereby to be voted upon such other business as properly may come before the Annual Meeting, as determined, with respect to any such event, by the persons named in the accompanying forms of proxy in accordance with their best judgment.

     Each member of the Board of Directors has indicated that he intends to vote
FOR: (i) the election of the persons nominated herein as directors; and (ii) the ratification of the Board of Directors' selection of Radin Glass & Co., LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

     If a quorum is not present at the time that the Annual Meeting is convened, or if for any other reason the Board of Directors believes that additional time should be allowed for the solicitation of proxies, the Company may postpone or adjourn the Annual Meeting with or without a vote of the shareholders. If the Company proposes to postpone or adjourn the Annual Meeting by a vote of the Shareholders, the persons named in the accompanying form of proxy will vote all shares of Common Stock and Series II Convertible Preferred Stock for which they have voting authority in favor of such postponement or adjournment, as the case may be.

     Each  proxy  granted  may be revoked by the person granting it at any time:
(i)  by  giving  written  notice to such effect to the Secretary of the Company;
(ii) by execution and delivery of a proxy bearing a later date; or (iii) by attendance and voting in person at the Annual Meeting; except as to any matter upon which, prior to revocation, a vote shall have been cast at the Annual Meeting pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.

     The Company will bear the cost of the Annual Meeting and the cost of soliciting these proxies, including the cost of preparing, printing, handling and mailing the proxy materials. The Company will request brokerage houses, banking institutions and other custodians, nominees and fiduciaries to forward the proxy materials to the beneficial owners of the shares of Common Stock and will reimburse them for their reasonable expense incurred in connection therewith.

     In addition to solicitation by mail, certain officers, directors, regular employees and other representatives of the Company may solicit proxies by telephone, facsimile, in person or otherwise. These persons will receive no extra compensation for such services.

     No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy from any person in any jurisdiction with respect to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table provides information as of July 6, 2001 as to the ownership of voting securities of the Company by: (i) each person known by the Company to be the beneficial owner of five percent or more of the Common Stock and Series II Convertible Preferred Stock (whose holders are entitled to vote such number of shares of Common Stock into which the Series II Convertible Preferred Stock is convertible), respectively; (ii) each director and nominee for election as a director of the Company; (iii) each of the Company's executive officers; and (iv) all directors, nominees for election as director and executive  officers  of  the  Company  as  a  group:


                                             COMMON STOCK
                                             ------------



                                   Shares of Common
                                 Number of Shares of     Percent of Common    Stock Obtainable Under
                                     Common Stock       Stock Beneficially   Stock Options Currently
Name of Shareholder             Beneficially Owned (1)         Owned             Outstanding (2)
------------------------------  ----------------------  -------------------  ------------------------
Alan Posner (3)
(CEO and Director)                       1,000,291 (4)                15.9%                    70,000

Mark Streisfeld (5)
(President and Director)                 1,112,791 (6)                17.7%                    70,000

Joel Flig (7)
(Director)                                      5,000                  -0-                      5,000

Ronald Shapss (12)
(Director)                                    225,972                  3.6%                    50,000

David Ravich (11)
(Director)                                      5,000                  -0-                        -0-

Eugene Kreuscher (9)
(Director)                                      5,000                  -0-                     50,000

Paul Galant (8)
(5% beneficial owner)                         370,900                  5.9%                    25,000

Steven Kreuscher (10)
(Sr. Vice Pres. - Sales)                        5,000                  -0-                        -0-

Christopher A. Valleau (13)
(Vice Pres. - Finance)                            -0-                  -0-                     20,000

All Directors (including
nominees) and Executive
Officers as a group (eight (8)
persons)                                    2,729,954                 43.1%                   290,000



                              SERIES II CONVERTIBLE PREFERRED STOCK
                              -------------------------------------



                               Shares of Common
                             Number of Shares of    Percent of Series II      Stock Into Which
                            Series II Convertible        Convertible       Series II Convertible
                               Preferred Stock         Preferred Stock      Preferred Stock are
Name of Shareholder         Beneficially Owned (1)   Beneficially Owned       Convertible(15)
--------------------------  ----------------------  ---------------------  ----------------------
U.S. Bancorp Investments,
Inc. (14)
(5% beneficial owner). . .                   8,230                   100%          4,971,723 (16)


(1) Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially held by them, subject to community property laws where applicable.

(2)     All  stock  options  expire  on  May  1,  2010.

(3) The address for Mr. Posner is c/o Meridian USA Holdings, Inc., 1356 N.W. Boca Raton Boulevard, Boca Raton, Florida 33432.

(4) Excludes 577,500 shares of common stock which are issuable to Mr. Posner upon conversion of his 1,750 shares of Series I Preferred Stock.

(5) The address for Mr. Streisfeld is c/o Meridian USA Holdings, Inc., 1356 N.W. Boca Raton Boulevard, Boca Raton, Florida 33432.

(6) Excludes 577,500 shares of common stock which are issuable to Mr. Posner upon conversion of his 1,750 shares of Series I Preferred Stock.

(7)     The  address  for  Mr.  Flig is 160 East 61st Street, New York, New York
10021.

(8) The address for Mr. Galant is 470 N.E. 25th Terrace, Boca Raton, Florida 33431.

(9)     The  address  for Eugene Kreuscher is 69 Kenwood Road, Bohemia, New York
11716.

(10)     The  address  for  Steven  Kreuscher  is 3 East Park, Bayport, New York
11715.

(11) The address for Mr. Ravich is 3827 Red Maple Circle, Delray Beach, Florida 33445.

(12) The address for Mr. Shapss is 75 Montebello Road, Suffern, New York 10901-3746.

(13) The address for Mr. Valleau is 8761 Wiles Road, 17-201, Coral Springs, Florida 33067.

(14)     11766  Wilshire  Blvd.,  Suite  870,  Los  Angeles,  California  90025.

(15)     As  of  May  31,  2001.

(16) U.S. Bancorp Libra, a division of U.S. Bancorp Investments, Inc., and certain of its designees, beneficially own 698,948 Common Stock Purchase Warrants of the Company. Each Common Stock Purchase Warrant is exercisable at $1.75 per Common share. These warrants are not included in the total shares of Common Stock into which the Series II Convertible Preferred Stock are convertible in the above chart.

DIRECTORS,  EXECUTIVE  OFFICERS  AND  SIGNIFICANT  EMPLOYEES

Our current executive officers and directors and their ages and positions as of March 31, 2001 are as follows:

NAME                    AGE               POSITION

Alan  Posner             55               Chief  Executive  Officer
                                          Chief  Financial  Officer
                                          Secretary  and  Director

Mark  Streisfeld         51               President,  Director

Joel  Flig  (1)  (2)     47               Director

Eugene  Kreuscher        58               Director

Steven  Kreuscher        36               Senior  Vice  President - Sales

David  Ravich            72               Director

Ronald  Shapss (1)(2)    54               Director

Christopher A. Valleau   31               Vice  President  -  Finance
------------------------

(1)     Member  of  Audit  Committee
(2)     Member  of  Compensation  Committee

     Directors of the Company are elected annually to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Executive officers are appointed by, and serve at the discretion of, the Board of Directors for a term beginning after the first regular meeting of the Board of Directors following the annual meeting of shareholders and until their respective successors are duly appointed and qualified.

     During the fiscal year ended December 31, 2000, there were two (2) meetings of the Board of Directors. All Directors attended at least 50% of the meetings.

Audit Committee. The Audit Committee was created in May 2000, with the responsibility of recommending to the Board of Directors the auditing firm to be selected each year as independent auditors of the Company's financial statements and to perform services related to the completion of such audit. The Audit Committee also has responsibility for: (i) reviewing the scope and results of the audit with the independent auditors; (ii) reviewing the Company's financial condition and results of operations with management and the independent auditors; (iii) considering the adequacy of the Company's internal accounting and control procedures; and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors and considering the effect of such performance on the auditors' independence. The Committee currently consists of Messrs. Flig and Shapss.

                             Audit Committee Report

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. During the year ended December 31, 2000, the Audit Committee had one (1) meeting, and in 2001 had one (1) meeting regarding the 2000 audit. The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                   Joel  Flig

     Compensation Committee. The Compensation Committee was created in May 2000, with the responsibility for reviewing and advising the Board with respect to executive compensation affecting corporate officers subject to Section 162(m) of the Internal Revenue Code and such other executives as the Company's management may deem appropriate. The Committee also has responsibility for administration of the 1999 Stock Incentive Plan and compensation intended as performance-based compensation under the Code. The Committee also has the responsibility to fix all salaries, grant all stock options and approve all employment agreements for executives who are, or are expected to become, subject to Section 162(m). The Committee current consists of Messrs. Flig and Shapss.

Certain information regarding the business experience and other directorships of each of the persons named in the table on the preceding page of the Proxy Statement is as follows:

ALAN POSNER was elected as CEO, Secretary and Chairman of the Board of Directors on February 24, 1999. Prior to that he was the co-founder and has served as CEO/Treasurer of the Old Fashioned Syrup Company, Inc., its subsidiaries and predecessors since 1994. From 1973 to 1985, Mr. Posner was employed in various professional and administrative capacities, including having served as the Senior Associate Administrator at Brookdale Hospital Medical Center in Brooklyn, New York. From 1985 to 1993, he was principal of Medical Care Administration, Inc. and Healthtrac, Inc., a multi-service medical providers, medical management and consulting firms. From 1991 to 1994, Mr. Posner was a member of the New York City Mayor's Advisory Committee for Emergency Medical Services. He is a member of the American College of Health Care Administrators, the American Public Health Association and the New York Association for Ambulatory Care. Mr. Posner received dual Bachelor of Science degrees (Biology and Nursing) in 1971 and a Masters of Science in Health Care Administration in 1973 from the State University of New York at Stony Brook. From 1965 to 1968 he served in the U.S. Naval Hospital Corps.

MARK STREISFELD was elected as President and Director on February 24, 1999. He was co-founder and has been president of The Old Fashioned Syrup Company, Inc., its subsidiaries and predecessors since 1994. From 1976 to 1989, Mr. Streisfeld operated a retail electronics business in Monticello, New York, which he founded. From 1989 to the present, Mr. Streisfeld has operated a multi-faceted jewelry enterprise in Monticello, founded by him and his family. From 1973 to 1976 he was an elected trustee of the Village of Monticello. Since 1985 Mr. Streisfeld has been a Rated Jewler by the Jewlers Board of Trade and a member of the Advertising Specialties Institute. He is currently a member of the Sullivan County (NY) Chamber of Commerce, the Sullivan County Action Committee and the Board of Directors of the New Hope Community for Retarded Adults (Sullivan County, NY).

JOEL FLIG, a director of Meridian since 1999, is the founder (1989) and CEO of Financial Solutions Group Ltd., a New York based company engaged nationwide in placement of senior debt. Since 1998 he has been a director of Sparta Surgical Supply Co. Prior to his current business entity, Mr. Flig was a member of the Board of Directors and Executive Vice President of Aspen Financial, Inc. (a bank holding company) and from 1981 to September 1988 he was First Vice President of Union Chelsea National Bank (NY). From 1977 through May 1981 he served in a variety of executive capacities at Republic National Bank (NY) and began his banking career in the Management Development Program at Chase Manhattan Bank
(NY) in 1974. Mr. Flig received a B.B.A. degree in 1977 from the Bernard Baruch College of the City of New York, and his MBA - Finance from St. John's University (NY).

EUGENE KREUSCHER was elected to the Board of Directors in February 2001 by the Directors to fill a vacancy. He will stand for election by the stockholders at the 2001 Annual Meeting of Stockholders. Mr. Kreuscher has also been engaged by the Company to direct its plans to develop and market a chocolate drink product. Prior to joining the Company, Mr. Kreuscher was the former president of the soft drink division of Austin Nichols & Company, a subsidiary of French-based Pernod Ricard. That division was responsible for the manufacturing, distribution, sales and marketing of Yoo-Hoo and Orangina soft drinks. Prior to joining Yoo-Hoo, Mr. Kreuscher held various executive positions with Canada Dry, C&C Cola and Kirsch/No-Cal Beverages, Inc.

STEVEN  KREUSCHER  joined  the Company in March 2000 as Senior Vice President of
Sales. Prior to joining the Company, Mr. Kreuscher served in increasingly responsible positions at Yoo-Hoo Chocolate Beverage Company/Austin Nichols & Co., Soft Drinks from 1986 to 1999. While representing Yoo-Hoo, Mr. Kreuscher was promoted from District Sales Manager NY/NJ to Divisional Sales Manager Northeast to National Accounts Manager. Mr. Kreuscher received his MBA in 1997 at Dowling College (NY). In 1986 he received a Bachelor of Science degree in marketing from St. John's University (NY).

DAVID RAVICH has been a member of the Board of Directors since August 2000. He has been a practicing attorney in New Jersey since 1954. From 1966 until his recent retirement, he was the senior and founding partner of Ravich, Koster, Tobin, Oleckman, Reitman & Greenstein, P.A., located in Rahway, New Jersey. Mr. Ravich received his undergraduate degree from the University of Pennsylvania and his law degree from the Rutgers University School of Law.

RONALD SHAPSS, a director of Meridian since August 1999, is the founder of Ronald Shapss Corporate Services, Inc. (RSCS), a company engaged in consolidating fragmented industries since 1992. RSCS was instrumental in facilitating the roll-up of several companies into such entities as U.S. Delivery, Inc. and Consolidated Delivery and Logistics, Inc. Mr. Shapss was also the founder of Coach USA, Inc. and, from 1997 to 1999, served on the advisory boards of Consolidated Partners Founding Fund, LLC and 1+ USA, Inc., which founded Advanced Communications Group, Inc. (now Worldpages.com), an Internet directory whose shares trade on the New York Stock Exchange. From 1997 until 1999, he was a consultant and a member of the Board of Directors of Frontline Communications Corporation (NASDAQ: FCC). Mr. Shapss is a member of the New York Bar, having graduated from Brooklyn Law School.

CHRISTOPHER VALLEAU joined the Company as Vice President - Finance in October 2000. Immediately prior to that, he was a Senior Staff Accountant for the New York and Florida-based certified public accounting firm, Feldman Sherb & Co., P.C., for whom he managed the Florida client base, including Meridian. He had joined Feldman Sherb as a staff accountant in 1997. Prior to that, he had been Assistant Controller (1994-1996) and Controller (1996-1997) of Ocean World Lines, Inc. in New York City. Mr. Valleau is a Certified Public Accountant in New York. He received his Bachelors of Business Administration degree from Pace University (Pleasantville, New York).

     Eugene Kreuscher is the father of Steven Kreuscher. Other than that, there are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

INTEREST  OF  MANAGEMENT  AND  OTHERS  IN  CERTAIN  TRANSACTIONS
----------------------------------------------------------------

     The  Company  has  no  matters required to be disclosed under this section.


COMPENSATION  OF  DIRECTORS  AND  OFFICERS
------------------------------------------

DIRECTOR  COMPENSATION

     Directors of the Company received a fee of $1,500 for each Board of Directors meeting attended in 2000. In addition, Directors were reimbursed for any of their travel expenses to and from such meetings.

EXECUTIVE  COMPENSATION

     The following table sets forth, for the Company's last fiscal year, the annual and long-term compensation of those persons who were, at December 31, 2000, executive officers of the Company whose annual salary and bonus have exceeded $100,000. The Company paid no compensation to Executive Officers prior to January 1, 1999.


                                                        Long  Term
                              Annual Compensation      Compensation
                              -------------------     -------------
Name and
principal . . .  All Other
position. . . .  Fiscal year  Salary    Bonus              Options  Compensation
                 -----------  --------  -----              -------  -------------
Mark Streisfeld         1999  $125,000    ---                ---    $  1,500
President               2000  $133,334    ---              50,000       ---

Alan Posner             1999  $125,000    ---                ---    $  1,500
CEO, Secretary
and Chairman            2000  $133,334    ---              50,000       ---

                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

                              ELECTION OF DIRECTORS
                         (PROPOSAL 1 ON THE PROXY FORM)

Nominees
--------

     The amended and restated By-Laws provide that the Board of Directors is to consist of not less than five (5) and not more than nine (9) members, with the actual number to be set from time to time by a majority of the Board of Directors. The Board of Directors has fixed the number of directors at six (6).

     At the Annual Meeting, six (6) persons shall be elected to the Board of Directors to serve until the next annual meeting and until their respective
successors  are  duly  elected  and  qualified.   The  persons  named  in  the
accompanying form of proxy, unless otherwise instructed, intend to vote the shares of Common Stock and Series II Convertible Preferred Stock covered by valid proxies FOR the election of the six (6) persons named below, each of whom has been nominated by the Board of Directors for election to the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees. Information concerning each of the nominees is set forth in this Proxy Statement under the heading "Directors, Executive Officers and Significant Employees."

     Pursuant to a Securityholders Agreement dated June 16, 2000 between the Series II Convertible Preferred Stockholders and the Company, the Series II Convertible Preferred Stockholders have agreed that they will vote all of their shares in favor of the nominees to the Board of Directors listed below.

     Each of the nominees has indicated that he is able and willing to serve as director. In the event that any of such persons is unable or unwilling to continue to be available for election, the persons named in the accompanying form of proxy will have discretionary power both to vote for a substitute and to vote or withhold their vote for any additional nominees named by shareholders. There are no circumstances presently known to the Board of Directors which would render any of the following person unable or unwilling to continue to serve as a director, if elected. The election of directors requires the affirmative vote by the holders of a plurality of the shares of Common Stock (including the shares of Common Stock into which the Series II Convertible Preferred Stock is convertible) represented at the Annual Meeting and entitled to vote.

                       Nominees to the Board of Directors

                                    Joel Flig
                                Eugene Kreuscher
                                   Alan Posner
                                  David Ravich
                                  Ronald Shapss
                                 Mark Streisfeld

     In determining whether a nominee for director has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE-NAMED NOMINEES.

                        SELECTION OF INDEPENDENT AUDITORS
                         (PROPOSAL 2 ON THE PROXY FORM)

     The Board of Directors, upon the recommendation of the Audit Committee, has selected, subject to the ratification by the shareholders of the Company at the Annual Meeting, the firm of Radin Glass & Co., LLP ("Radin Glass") as the independent auditors of the Company to audit the Company's financial statements for its fiscal year ending December 31, 2001. Radin Glass has served as the independent auditors for the Company since January 2001. Radin Glass does not have any direct financial interest or any material indirect financial interest in the Company. Assuming a quorum is present, the affirmative vote by the holders of a majority of the shares represented at the Annual Meeting will be required to ratify the selection of Radin Glass as the Company's independent auditors for the fiscal year ending December 31, 2001. A representative of Radin Glass is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     On January 18, 2001, the Board of Directors approved the dismissal of Feldman Sherb & Co., P.C. ("Feldman Sherb") as its independent accountants and auditors of record for the financial statements as of and for the year ended December 31, 2000.

     The reports of Feldman Sherb on the Company's financial statements for the years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2000 and December 31, 1999, and in the subsequent interim periods, there were no disagreements between the Company and Feldman Sherb on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Feldman Sherb, would have caused Feldman Sherb to make reference to the matter in their reports.

     On January 18, 2001, the Board of Directors of the Company approved the engagement of Radin Glass to replace Feldman Sherb as the Company's independent auditors. During the two most recent fiscal years, the Company has not consulted with Radin Glass regarding the subject matter of a disagreement regarding a reportable event or the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the period from January 1, 1999 through December 31, 2000.

AUDIT  FEES

     For the fiscal year ended December 31, 2000, the Company was billed $15,000 by Radin Glass for professional services relating to the audit of the year end financial statements and $2,000 by Feldman Sherb for professional services relating to assisting the Company and Radin Glass in the changeover to the new accountants and preparation for the year end audit.

FINANCIAL  INFORMATION  SYSTEM  DESIGN  AND  IMPLEMENTATION  FEES

     The Company was not billed any amount for professional services relating to financial information system design and implementation for the fiscal year ended December 31, 2000, and no such services were performed.

ALL  OTHER  FEES

     The Company was billed $5,000 by Radin Glass relating to tax services provided for fiscal year 2000. Other than the fees set forth, the Company was not billed for any services rendered by the principal accountant for fiscal year 2000.

     The Audit Committee has considered whether the provision of the services described above under the caption "All Other Fees" is compatible with maintaining Radin Glass & Co., LLP's independence.

     The affirmative vote of the majority of the Common Stock (including the shares of Common Stock into which the Series II Convertible Preferred Stock is convertible) represented at Annual Meeting and entitled to vote is required to select Radin Glass & Co., LLP as independent auditors of the Company.

THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  A  VOTE  FOR  PROPOSAL  2.


               SHAREHOLDERS PROPOSALS FOR THE 2001 ANNUAL MEETING

     A shareholder who desires to include a proposal in the proxy material relating to the 2002 annual meeting of shareholders of the Company must submit the same in writing, so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before April 10, 2002, for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposal must also meet other requirements of the Securities and Exchange Commission relating to shareholder proposals required to be included in the Company's proxy statement.


                                  OTHER MATTERS

     The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

     The Company will furnish, without charge, to each person whose proxy is being solicited, upon request, a copy of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 as filed with the SEC, including the financial statements, notes to the financial statements and the financial schedules contained therein (the "2000 Form 10-KSB"). Copies of any exhibits to the 2000 Form 10-KSB will also be furnished to any such shareholder upon the payment of a reasonable duplicating charge. Requests for copies of any such materials should be directed to Meridian USA Holdings, Inc. (attention Secretary), 1356 N.W. Boca Raton Boulevard, Boca Raton, FL 33432.

                              By  Order  of  the  Board  of  Directors

                              /s/  Alan  Posner
                              -----------------
                              Alan  Posner
                              Secretary


August  1,  2001

                                 (FORM OF PROXY)

                           MERIDIAN USA HOLDINGS, INC.
                         1356 N.W. BOCA RATON BOULEVARD
                              BOCA RATON, FL 33432

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF MERIDIAN USA HOLDINGS, INC.

     The undersigned hereby appoints Alan Posner and Mark Streisfeld, and each of them, with full power of substitution, the proxy or proxies of the undersigned to vote all shares of Common Stock and/or Series II Convertible Preferred Stock (whose holders are entitled to vote such number of shares of Common Stock into which the Series II Convertible Preferred Stock is convertible) of Meridian USA Holdings, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Boca Raton Hotel, 2000 N.W. 19th Street, Boca Raton, Florida at 12:00 p.m., local time on Thursday, August 30, 2001, or at any postponement, adjournment or adjournments thereof (the "Annual Meeting"), with the same force and effect as the undersigned might or could do if personally present.

     This proxy form, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY FORM WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND WILL GRANT THE PROXYHOLDERS DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE ANNUAL MEETING.

COMPANY  PROPOSAL  NUMBER 1:                  TO ELECT THE FOLLOWING NOMINEES TO
                                              THE BOARD OF DIRECTORS, EACH FOR A
                                              TERM OF ONE YEAR  AND UNTIL  THEIR
                                              RESPECTIVE   SUCESSORS   ARE  DULY
                                              ELECTED  AND  QUALIFIED:

                                              JOEL  FLIG, EUGENE KREUSCHER, ALAN
                                              POSNER,   DAVID  RAVICH,   RONALD
                                              SHAPSS AND MARK  STREISFELD.

[   ] FOR all nominees  [   ] AGAINST all nominees  [   ] FOR   all   nominees
                                                          except the following
                                                          nominee(s)

                                                          ____________________

COMPANY PROPOSAL NUMBER 2:                    TO SELECT RADIN GLASS & CO., LLP
                                              AS  THE  COMPANY'S  INDEPENDENT
                                              AUDITORS  FOR  THE  FISCAL  YEAR
                                              ENDING  DECEMBER  31,  2001:

[   ]  FOR              [   ]  AGAINST              [   ]  ABSTAIN

IN  THEIR  DISCRETION,  THE  PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER
BUSINESS  AS  PROPERLY  MAY  COME  BEFORE  THE  ANNUAL  MEETING.

     The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated August 1, 2001, and the Annual Report to Shareholders for the fiscal year ended December 31, 2000, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.


                    Date:  __________________________,  2001


                    __________________________________
                    Print  Name  of  Shareholder  or
                    Authorized Representative


                    __________________________________
                    Signature  of  Shareholder  or  Authorized
                    Representative

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized signatory.

PLEASE  MARK,  SIGN,  DATE  AND  RETURN  THE  PROXY  PROMPTLY USING THE ENCLOSED
ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY, PLEASE SIGN AND RETURN ALL PROXIES IN THE ACCOMPANYING ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL NUMBER 1 AND FOR PROPOSAL NUMBER 2.